Putnam
New York
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-99

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on fiscal 1999. In the following report, the fund's manager discusses performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam New York Tax Exempt Income Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside.

In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,


/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 19, 2000



Report from the Fund Manager
David E. Hamlin

In a year that will long be remembered for sorely testing the patience of bond investors, shareholders of Putnam New York Tax Exempt Income Fund can take solace in the fact that their municipal bond fund fared better than most. The fund's concentration of intermediate-term bonds softened the impact of rising interest rates and the resulting drop in bond prices. For the 12 months ended November 30, 1999, total return at net asset value for all the fund's share classes outperformed the -3.76% average annual return for the 99 New York municipal debt funds tracked by Lipper, Inc., an independent firm that tracks mutual fund performance. See page 4 for complete ranking information.

Total return for 12 months ended 11/30/99

       Class A         Class B          Class C           Class M
     NAV     POP     NAV     CDSC     NAV     CDSC      NAV     POP
--------------------------------------------------------------------
   -2.42%  -7.04%   -3.06%  -7.66%   -3.51%  -4.43%   -2.60%  -5.73%
--------------------------------------------------------------------
Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* RECENT CLOUDS COULD HAVE SILVER LINING

If history tells us anything about bond investing, it is this: buying a bond fund after a bad year is a smart thing to do. Having endured the toughest year since 1994, investors are faced with considerable opportunities. For New York City residents paying the highest combined federal, state, and city income tax rate of 45.77%, the fund's 5.08% current dividend rate at POP at the end of the period was the equivalent of a fully taxable yield of 9.37%. With inflation still remarkably low at 3% or less, this means the after-tax, after-inflation returns are the highest they have been in years. Furthermore, municipal bonds have historically yielded about 85% of comparable U.S. Treasury bonds. That ratio has now reached nearly 100%, and the interest income is totally tax-exempt for most taxpayers.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation                     30.6%

Education                          20.9%

Health care                        10.4%

Utilities                           8.1%

Water and sewer                     5.6%

Footnote reads:
*Based on net assets as of 11/30/99. Holdings will vary over time.

The reporting period encompassed one of the most dramatic rises in municipal bond yields on record, with interest rates on long-term municipal bonds climbing approximately a full percentage point during the 12 months. This stunning increase, the result of inflation fears and three moves by the Federal Reserve Board to raise interest rates, resulted in a steeper municipal bond yield curve. From the outset, the fund's heavy emphasis on bonds with intermediate maturities in the 8- to 15-year range proved advantageous and helped protect the portfolio's value.

As the year progressed, falling bond prices and the steepening municipal bond yield curve presented new opportunities. Longer-maturity bonds offer relatively higher yields than shorter-maturity bonds. Scouting for buys like a bargain basement shopper, we scoured the universe of 20- to 30-year maturity municipal bonds, buying during periods of price weakness.

* FUND WELL POSITIONED FOR STEEPENING YIELD CURVE

As part of this strategy, we sold Triborough Authority bonds that mature in 2010 as well as the Dormitory Authority of New York State University bonds that mature in 2009 and reinvested the proceeds in long-term bonds. New holdings include Metropolitan Transportation Authority revenue bonds and Niagara Mohawk bonds, both of which yield 6.23% and mature in 2024 and 2025, respectively. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA          44.6%

Aa/AA            11.4%

A                30.5%

Baa/BBB          11.2%

Ba/BB             1.0%

B                 1.2%

VMIGI             0.1%

Footnote reads:
* As a percentage of market value as of 11/30/99. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

The addition of long-term bonds to the portfolio effectively extended its average duration from 7 years to almost 8 1/2 years at period's end. A longer duration can mean a more volatile net asset value if rates rise but also one more likely to appreciate substantially if rates decline. We believe the slightly longer duration holds the best opportunity for balancing the fund's priority of high current income with price stability and appreciation potential. (Duration is a measure of the portfolio's maturity structure and reflects the price sensitivity of holdings to changes in interest rates.)

* STRATEGIES: OFFSETTING LOSSES, RAISING YIELDS

In a year characterized by falling bond prices, we tried to make the most of the less-than-favorable market conditions that, of course, are beyond our control. Our efforts are focused on goals that are within our control, namely, the pursuit of steady income, low net asset value volatility, and a competitive total return. One of the most effective strategies entailed creating tax losses by selling lower-yielding municipal bonds that had depreciated. These losses will be used to offset taxable capital gains at some future date, thereby minimizing the tax consequences on the sale of municipal bonds with strong price appreciation. Although municipal bond interest payments are tax exempt for shareholders, the capital gains earned upon selling the bonds are taxable.

A second strategy, often referred to as swapping, involved taking the proceeds from these tax-conscious bond sales and investing them in the higher-yielding bonds coming to market. A good example of this dual strategy was the sale of New York City Municipal Water and Sewer bonds, which carried a current market yield of approximately 5%, and the purchase of Metropolitan Transportation Authority dedicated tax bonds, which carry a current market yield of 6.23%.

Putnam New York Tax Exempt Income Fund ranked 12 out of 99 New York municipal debt funds (top 12%) tracked by Lipper for the year ended December 31, 1999.

Past performance is not indicative of future results. Lipper rankings are based on total return performance, vary over time, and do not include the effect of sales charges. For the 5- and 10-year periods ended 12/31/99, the fund's class A shares ranked 46 out of 75 (top 61%) and 23 out of 32 (top 70%), respectively. Performance of other share classes will vary.

Diversification also protects the portfolio during difficult markets. Much of the Empire State's municipal bond issuance is underwritten by New York State and New York City, whose fortunes are closely tied to the well-being of the local economy. So we are vigilant for new investment opportunities in the private sector. Education tends to be one of these more stable sectors. We look for bonds issued by colleges with a strong alumni following and a steady student application pool. Alumni donations are up, boosting prospects for the fund's position in St. Lawrence University insured bonds, which is yielding 6.17% and matures in 2028. Local community colleges do not escape our radar, since many are fiscally well managed and are in high demand by individuals unable to pay the cost of more expensive schools.

* THEMES FOR NEW YEAR: POSITIONING AND PATIENCE

Although the Fed did not raise interest rates in October, it did take action in November, leading to expectations that further increases could follow. However, these expectations had already been priced into the bond market's behavior, clearing the way for better performance down the road. There may be some stumbling blocks ahead, but we believe that for the moment the major ones are behind us.

With the steepness of the municipal bond yield curve approaching historical precedent, we are more inclined to take slightly more risk in the portfolio, extending maturities as opportunities arise preparing for an eventual yield curve flattening. It has always been our belief that bear markets are not bad as long as investors do not panic. Bear markets provide the opportunity to raise yield, find exceptional credits, and improve call protection, strategies that can be exceptionally rewarding for shareholders over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal income tax, New York state and New York City personal income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 11/30/99

                         Class A           Class B           Class C           Class M
(inception dates)        (9/2/83)          (1/4/93)          (7/26/99)         (4/10/95)
                       NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------------------
1 year               -2.42%   -7.04%   -3.06%   -7.66%   -3.51%   -4.43%   -2.60%   -5.73%
------------------------------------------------------------------------------------------
5 years              37.17    30.67    33.01    31.01    31.23    31.23    35.02    30.64
Annual average        6.53     5.50     5.87     5.55     5.59     5.59     6.19     5.49
------------------------------------------------------------------------------------------
10 years             83.45    74.71    70.17    70.17    68.65    68.65    76.57    70.80
Annual average        6.26     5.74     5.46     5.46     5.37     5.37     5.85     5.50
------------------------------------------------------------------------------------------
Life of fund        266.62   249.45   222.55   222.55   220.66   220.66   242.36   231.26
Annual average        8.33     8.01     7.48     7.48     7.44     7.44     7.87     7.65
------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/99

                                  Lehman Bros.
                                  Municipal             Consumer
                                  Bond Index          price index
------------------------------------------------------------------------
1 year                             -1.08%                 2.68%
------------------------------------------------------------------------
5 years                            43.85                 12.49
Annual average                      7.54                  2.38
------------------------------------------------------------------------
10 years                           97.86                 33.76
Annual average                      7.06                  2.95
------------------------------------------------------------------------
Life of fund                      293.38                 68.06
Annual average                      8.79                  3.25
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/89

Date/year       Fund's class A        Lehman Bros.         Consumer
                shares at POP     Municipal Bond Index    price index

11/30/89          9,524                 10,000             10,000
11/30/90          9,942                 10,770             10,627
11/30/91         11,178                 11,875             10,945
11/30/92         12,364                 13,066             11,279
11/30/93         13,849                 14,514             11,581
11/30/94         12,738                 13,755             11,890
11/30/95         15,024                 16,355             12,200
11/30/96         15,762                 17,318             12,597
11/30/97         16,816                 18,561             12,828
11/30/98         17,904                 20,002             13,026
11/30/99        $17,471                $19,786            $13,376

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,017 and $16,865, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,657 ($17,080 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/99


                                 Class A     Class B   Class C      Class M
--------------------------------------------------------------------------------------
Distributions (number)             12           12         5           12
--------------------------------------------------------------------------------------
Income                         $0.435949    $0.378248 $0.128832    $0.408811
--------------------------------------------------------------------------------------
Capital gains1
  Long-term                     0.036100     0.036100    --         0.036100
--------------------------------------------------------------------------------------
  Short-term                    0.047600     0.047600    --         0.047600
--------------------------------------------------------------------------------------
  Total                        $0.519649    $0.461948 $0.128832    $0.492511
--------------------------------------------------------------------------------------
Share value:                  NAV      POP      NAV      NAV      NAV      POP
--------------------------------------------------------------------------------------
11/30/98                    $9.05    $9.50    $9.04       --    $9.05    $9.35
--------------------------------------------------------------------------------------
7/26/99*                       --       --       --    $8.61       --       --
--------------------------------------------------------------------------------------
11/30/99                     8.32     8.73     8.31     8.32     8.33     8.61
--------------------------------------------------------------------------------------
Current return
(end of period)
--------------------------------------------------------------------------------------
Current dividend rate2       5.33%    5.08%    4.65%    4.38%    4.95%    4.79%
--------------------------------------------------------------------------------------
Taxable equivalent3(a)       9.48     9.03     8.26     7.78     8.81     8.52
--------------------------------------------------------------------------------------
Taxable equivalent3(b)       9.83     9.37     8.57     8.07     9.13     8.84
--------------------------------------------------------------------------------------
Current 30-day SEC yield4    4.91     4.68     4.26     4.08     4.61     4.46
--------------------------------------------------------------------------------------
Taxable equivalent3(a)       8.73     8.32     7.57     7.25     8.19     7.93
--------------------------------------------------------------------------------------
Taxable equivalent3(b)       9.05     8.63     7.86     7.52     8.50     8.22
--------------------------------------------------------------------------------------


* Inception of class C shares.

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes (a) maximum 43.74% combined federal income tax, New York state personal income tax rate or (b) maximum 45.77% combined federal, New York state and New York City tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/99 (most recent calendar quarter)


                    Class A            Class B            Class C           Class M
(inception dates)   (9/2/83)           (1/4/93)          (7/26/99)         (4/10/95)
                  NAV      POP       NAV     CDSC      NAV      CDSC     NAV       POP
---------------------------------------------------------------------------------------
1 year           -3.50%   -8.12%    -4.04%   -8.63%   -4.66%   -5.57%   -3.81%    -6.93%
----------------------------------------------------------------------------------------
5 years          31.84    25.59     27.69    25.70    26.13    26.13    29.56     25.32
Annual average    5.68     4.66      5.01     4.68     4.75     4.75     5.32      4.62
----------------------------------------------------------------------------------------
10 years         80.77    72.13     67.74    67.74    66.03    66.03    73.91     68.16
Annual average    6.10     5.58      5.31     5.31     5.20     5.20     5.69      5.33
----------------------------------------------------------------------------------------
Life of fund    263.77   246.45    219.59   219.59   217.65   217.65   238.91    227.92
Annual average    8.23     7.91      7.37     7.37     7.33     7.33     7.76      7.54
----------------------------------------------------------------------------------------


Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or class C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs and may pose different risks than the fund. Securities in the fund do not match those in the index and performance will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended November 30, 1999

To the Trustees and Shareholders of
New York Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax Exempt Income Fund (the "fund") at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 7, 2000




The fund's portfolio
November 30, 1999

KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FRB             -- Floating Rate Bonds
FSA             -- Financial Security Assurance
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.2%) (a)
PRINCIPAL AMOUNT                                                                               RATING (RAT)   VALUE

Guam (0.3%)
--------------------------------------------------------------------------------------------------------------------------
        $ 5,000,000  Guam, Pwr. Auth. Rev. Bonds, Ser. A, MBIA,
                       5 1/8s, 10/1/29                                                          AAA         $    4,450,000

New York (93.7%)
--------------------------------------------------------------------------------------------------------------------------
         13,750,000  Long Island, Pwr. Auth. NY Elec. Syst. IFB, 7.596,
                       12/1/24 (acquired 5/19/98, cost $14,833,650) (RES)                       A-/P            12,701,563
          5,480,000  Metropolitan Trans. Auth. Fac. Rev. Bonds, Ser. A,
                       MBIA, 6s, 7/1/12                                                         Aaa              5,849,900
                     Metropolitan Trans. Auth. Rev. Bonds
          5,000,000    Ser. O, MBIA, 6 3/8s, 7/1/20                                             Aaa              5,431,250
         15,400,000    Ser. A, MBIA, 6 1/4s, 4/1/14                                             Aaa             16,612,750
         14,495,000    Ser. A, MBIA, 6 1/4s, 4/1/13                                             Aaa             15,727,075
          6,395,000    Ser. C, AMBAC, 5 5/8s, 7/1/27                                            Aaa              6,083,244
         10,275,000    Ser. A, FSA, 5 1/4s, 4/1/13                                              Aaa             10,056,656
                     Metropolitan Trans. Auth. Svcs. Contract
                       Fac. Rev. Bonds
          3,750,000    (Trans. Fac.), Ser. 3, 7 3/8s, 7/1/08                                    A-               4,158,712
          3,000,000    (Trans. Fac.), Ser. 6, 7s, 7/1/09                                        A-               3,183,750
          5,550,000    (Commuter Fac.), Ser. A, 6s, 7/1/24                                      BBB+             5,515,313
         11,020,000    (Trans. Fac.), Ser. A, 6s, 7/1/24                                        BBB+            10,951,125
         20,820,000    (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                    A-              21,288,450
         12,500,000    (Commuter Fac.), Ser. O, 5 1/2s, 7/1/17                                  A-              12,015,625
         24,345,000    (Trans. Fac), Ser. O, 5 1/2s, 7/1/17                                     A-              23,401,631
         21,235,000    (Dedicated Tax), Ser. A, FGIC, 4 3/4s, 4/1/28                            Aaa             17,465,788
                     NY City, G.O. Bonds
         12,325,000    Ser. B, 8 1/4s, 6/1/05                                                   A3              14,235,375
         18,675,000    Ser. B, MBIA, 6 1/2s, 8/15/11                                            AAA             20,635,875
         21,495,000    Ser. D, 6 1/2s, 11/1/10                                                  AAA             23,751,975
          8,710,000    Ser. I, 6 1/4s, 4/15/27                                                  A3               8,797,100
         11,975,000    Ser. I, 6 1/4s, 4/15/27, Prerefunded                                     A3              13,037,781
          4,700,000    Ser. I, 6 1/4s, 4/15/17                                                  A3               4,817,500
            300,000    Ser. I, 6 1/4s, 4/15/17, Prerefunded                                     A3                 326,625
         10,000,000    Ser. H, 6 1/8s, 8/1/25                                                   A3              10,037,500
          5,000,000    Ser. G, FSA, 5s, 8/1/15                                                  Aaa              4,637,500
                     NY City, Indl. Dev. Agcy. Rev. Bonds
         17,350,000    (Visy Paper Inc.), 7.95s, 1/1/28                                         B/P             18,282,563
          1,500,000    (Brooklyn Navy Yard Cogen. Partners),
                       5.65s, 10/1/28                                                           Baa3             1,355,625
          7,000,000    (Horace Mann School), MBIA, 5s, 7/1/28                                   Aaa              6,055,000
                     NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
          6,500,000    (American Airlines, Inc.), 8s, 7/1/20                                    Baa1             5,906,875
         25,625,000    (American Airlines, Inc.), 6.9s, 8/1/24                                  Baa1            26,714,063
         14,465,000    (Terminal One Group Assn.), 6 1/8s, 1/1/24                               A               14,284,188
         18,250,000    (Terminal One Group Assn.), 6s, 1/1/19                                   A               17,976,250
          8,250,000    (British Airways), 5 1/4s, 12/1/32                                       A2               7,125,938
          1,900,000  NY City, Indl. Dev. Agcy. VRDN (Columbia
                       Grammar School), 3.7s, 6/30/14                                           A-1              1,900,000
          5,000,000  NY City, Metropolitan Trans. Auth. , Ser. A,
                       AMBAC, 5 1/4s, 1/1/29                                                    Aaa              4,493,750
         10,750,000  NY City, Muni. Assistance Corp. IFB, Ser. 337B,
                       8.706s, 7/1/08 (acquired 3/19/98,
                       cost $13,344,611) (RES)                                                  AA              12,255,000
         14,455,000  NY City, Muni. Assistance Corp. Rev. Bonds,
                       6 1/4s, 7/1/08                                                           Aa2             15,719,812
         13,000,000  NY City, Muni. Wtr. & Swr. Fin. Auth. FRB, 10.95s,
                       6/15/11 (acquired 8/9/91, cost $13,487,029) (RES) (SEG)                  Aaa             18,183,750
                     NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
         12,000,000    Ser. B, MBIA, 5 1/2s, 6/15/27                                            Aaa             11,295,000
         12,265,000    Ser. A, 4 3/4s, 6/15/31                                                  Aaa             10,041,969
          8,150,000    Ser. B, FGIC, 5 1/4s, 6/15/29                                            AAA              7,375,750
         17,500,000  NY City, Muni. Wtr. Fin. Auth. IFB, MBIA, 6.76s,
                       6/15/08                                                                  Aaa             17,784,375
         10,000,000  NY City, Muni. Wtr. Fin. Auth. Rev. Bonds, Ser. A,
                       5 1/2s, 6/15/24                                                          A                9,300,000
                     NY City, Transitional Fin. Auth. Rev. Bonds
         15,000,000    Ser. C, 5 1/2s, 5/1/25                                                   AA              13,987,500
          4,485,000    Ser. A, 5 1/4s, 11/15/12                                                 AA               4,412,119
          7,100,000    (Future Tax Secd.), Ser. A, 5s, 8/15/27                                  AA               6,061,625
          4,990,000  NY State G.O. Bonds, 6 1/8s, 6/15/14                                       A+               5,376,725
                     NY State Dorm. Auth. Cap. Appn. Rev. Bonds
                       (State U.), Ser. B
         48,000,000    MBIA, zero %, 5/15/09                                                    Aaa             29,640,000
         53,490,000    MBIA, zero %, 5/15/08                                                    Aaa             34,969,088
                     NY State Dorm. Auth. IFB
         13,000,000    (Cornell U.), 10.5s, 7/1/30 (acquired (8/9/91,
                       cost $13,309,032) (RES)                                                  Aa2             13,805,090
         13,250,000    MBIA, 8.206s, 7/1/13 (acquired 10/22/97,
                       cost $15,065,810) (RES)                                                  AAA/P           14,260,312
                     NY State Dorm. Auth. Rev. Bonds
          5,000,000    (NY Dept of Ed.), 7 3/4s, 7/1/21                                         Baa1             5,356,250
          9,000,000    (State U. Edl. Fac.), Ser. A, 7 5/8s, 5/15/05                            AAA              9,329,130
         18,800,000    (City U. Syst.), Ser. C, 7 1/2s, 7/1/10                                  A-              21,246,444
          4,000,000    (State U. Athletic Fac.), 7 1/4s, 7/1/21                                 A-               4,255,000
          8,950,000    (State U. Edl. Fac.), Ser. A, FSA, 5 7/8s, 5/15/17                       Aaa              9,218,500
         13,200,000    (State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/11                            A               13,827,000
          6,000,000    (NY U.), Ser. A, MBIA, 5 3/4s, 7/1/27                                    Aaa              5,947,500
         20,000,000    (Mental Hlth. Svcs. Fac.), Ser. A, 5 3/4s, 8/15/22                       A               19,275,000
          6,000,000    (NY U.), Ser. A, MBIA, 5 3/4s, 7/1/20                                    Aaa              6,015,000
         45,385,000    (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18                          Baa1            44,931,140
         14,645,000    (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/13                          Baa1            14,974,513
         10,000,000    (Columbia U.), Ser. A, 5 3/4s, 7/1/10                                    Aaa             10,500,000
         15,600,000    (U. Syst. Construction), Ser. A, 5 5/8s, 7/1/16                          A-              15,307,500
         16,055,000    (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/13                            A               16,075,069
          3,000,000    (Westchester Cnty.), 5 1/4s, 8/1/18                                      Aa1              2,797,500
          7,500,000    (Columbia U.), 5s, 7/1/22                                                Aaa              6,618,750
         13,750,000    (Colgate U.), MBIA, 4 3/4s, 7/1/28                                       Aaa             11,292,188
         23,250,000    (St. John's U.), MBIA, 4 3/4s, 7/1/28                                    Aaa             19,094,063
         10,000,000    (NY & Presbyterian Hosp.), AMBAC,
                       4 3/4s, 8/1/27                                                           Aaa              8,200,000
          6,000,000    (Mental Hlth. Svcs. Fac.), Ser. C, MBIA,
                       4 3/4s, 8/15/22                                                          AAA              5,032,500
          1,700,000  NY State Dorm. Auth. VRDN (NY Pub. Library),
                       Ser. B, MBIA, 3.6s, 7/1/28                                               VMIG1            1,700,000
          8,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                       Rev. Bonds (Lilco), Ser. B, 5.3s, 11/1/23                                A-               7,010,000
          5,000,000  NY State Energy Res. & Dev. Auth. Fac. Rev.
                       Bonds (Cons. Edison Co. of NY, Inc.), Ser. A,
                       7 1/8s, 12/1/29                                                          A1               5,431,250
         10,000,000  NY State Energy Res. & Dev. Auth. Gas Fac. IFB
                       (Brooklyn Union Gas Co.), Ser. B, 8.195s, 7/1/26                         A2              11,425,000
                     NY State Energy Res. & Dev. Auth. Poll. Control
                       Rev. Bonds
         10,000,000    (Niagara Mohawk Pwr. Corp.), Ser. A, FGIC,
                       7.2s, 7/1/29                                                             Aaa             11,025,000
         26,000,000    (Niagara Mohawk Pwr. Corp.), Ser. A, AMBAC,
                       5.15s, 11/1/25                                                           Aaa             23,075,000
          6,000,000    (Lilco Project), Ser. B, 5.15s, 3/1/16                                   A-               5,415,000
          9,460,000  NY State Energy Res. & Dev. Auth. Rev. Bonds,
                       AMBAC, 6.1s, 8/15/20                                                     Aaa              9,613,725
         10,675,000  NY State Env. Fac. Corp. IFB (PA 221), 7.798s,
                       6/15/11 (acquired 11/24/97,cost $12,803,212) (RES)                       AAA/P           12,182,844
                     NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                       (State Wtr. Revolving Fund)
         10,000,000    8.7s, 6/15/12 (acquired 3/31/99,
                       cost $12,566,752) (RES)                                                  Aaa             11,437,500
            550,000    Ser. E, 6 7/8s, 6/15/10                                                  Aaa                579,563
          4,500,000    Ser. E, 6 7/8s, 6/15/10, Prerefunded                                     Aaa              4,758,750
          6,870,000    Ser. B, 6.65s, 9/15/13                                                   Aaa              7,290,788
          5,265,000    Ser. A, 6.55s, 9/15/10                                                   Aaa              5,620,387
                     NY State Hsg. Fin. Agcy. Rev. Bonds
          4,790,000    8s, 11/1/08                                                              A-               5,026,195
         23,310,000    8s, 11/1/08, Prerefunded                                                 Aaa             24,608,367
          9,440,000    (Multi-Fam. Hsg. Insd. Mtge. Program), Ser. A,
                       FHA Insd., 7s, 8/15/22                                                   Aa2              9,971,000
          7,500,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                       Rev. Bonds, Ser. C, 7.3s, 3/15/21                                        AAA              8,034,375
                     NY State Local Govt. Assistance Corp. Rev. Bonds
         11,900,000    Ser. A, 6 1/2s, 4/1/20                                                   AA-             12,480,125
         12,510,000    Ser. E, 6s, 4/1/14                                                       AA-             13,032,543
          6,000,000    Ser. E, AMBAC, 6s, 4/1/14                                                Aaa              6,279,360
                     NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
          2,125,000    (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/20                       A3               2,203,285
         11,625,000    (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/20,
                       Prerefunded                                                              Aaa             12,167,074
          3,750,000    (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19                         A                3,808,688
         22,525,000    (Presbyterian Hosp.), Ser. A, FHA Insd.,
                       7.7s, 2/15/25                                                            Aaa             23,548,536
         24,775,000    (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/21                       Aaa             26,199,563
         18,500,000    (St. Luke's Hosp.), Ser. B, FHA Insd., 7.45s, 2/15/29                    Aaa             18,998,575
          6,625,000    (Methodist Hosp. & Nursing Home), Ser. A,
                       FHA Insd., 6.7s, 8/15/23                                                 AA               7,121,875
         12,325,000    Ser. A, AMBAC, FHA Insd., 6 1/2s, 8/15/29                                Aaa             13,542,094
          6,260,000  NY State Mtge. Agcy. Rev. Bonds (Homeowner Mtge.),
                       Ser. 50, 6 5/8s, 4/1/25                                                  Aa2              6,424,325
          4,250,000  NY State Muni. Bond Bk. Agcy. Special Program
                       Rev. Bonds (Rochester), Ser. A, 6 3/4s, 3/15/11                          AAA              4,510,313
          4,000,000  NY State Thruway Auth. Rev. Bonds, 6s, 4/1/12                              A-               4,140,000
                     NY State Thruway Auth. Svcs. Contract Rev. Bonds
         13,300,000    (Local Hwy. & Bridge), 7 1/4s, 1/1/10                                    AAA             13,982,556
         23,500,000    (Hwy. & Brdg.), 6s, 4/1/11                                               A-              24,498,750
                     NY State Urban Dev. Corp. Rev. Bonds
          8,000,000    IFB, 9.1s, 1/1/11 (acquired 9/1/98,
                       cost $10,625,557) (RES)                                                  Aaa              9,720,000
          9,000,000    (Onondaga Cnty. Convention), 7 7/8s, 1/1/20                              A-               9,520,560
         33,250,000    (Correctional Fac.), Ser. 2, 7 1/2s, 1/1/18                              Baa1            35,043,173
          5,250,000    (State Fac.), 5 3/4s, 4/1/12                                             A-               5,387,813
          5,830,000    (Correctional Fac.), Ser. 7, 5.7s, 1/1/16                                A-               5,735,263
         11,225,000    (State Fac.), 5.7s, 4/1/10                                               A-              11,561,750
         19,100,000    5.6s, 4/1/15                                                             A-              18,861,250
          7,710,000    (Correctional Fac.), Ser. A, 5 1/2s, 1/1/09                              A-               7,844,925
          8,600,000  Port Auth. NY & NJ Cons. Rev. IFB, 9.963s, 8/1/26
                       (acquired 8/29/91, cost $8,669,307) (RES)                                AA-              9,331,000
                     Port Auth. NY & NJ Rev. Bonds (Kennedy Intl. Arpt.),
          6,000,000    6 3/4s, 10/1/19                                                          BB/P             6,165,000
          1,000,000    6 3/4s, 10/1/11                                                          BB/P             1,055,000
          7,750,000  St. Lawrence Cnty., Indl. Dev. Rev. Bonds
                       (St. Lawrence U.), Ser. A, MBIA, 5s, 7/1/28                              AAA              6,703,750
          4,220,000  Suffolk Cnty. Judicial Fac. Agcy. Svc. Agreement
                       Rev. Bonds (John P. Cohalan Complex),
                       AMBAC, 5s, 4/15/16                                                       AAA              3,892,950
                     Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Ret.
                       Rev. Bonds (Jefferson's Ferry), Ser. A
          4,000,000    7 1/4s, 11/1/28                                                          BB-/P            3,985,000
          4,000,000    7.2s, 11/1/19                                                            BB-/P            3,985,000
            100,000  Suffolk Cnty., Indl. Dev. Agcy. VRDN (Cold Spring
                       Harbor Lab), 3.75s, 7/1/23                                               VMIG1              100,000
                     Triborough Bridge & Tunnel Auth. Gen. Purpose
                       Rev. Bonds
         38,750,000    (Convention Ctr.), Ser. E, 7 1/4s, 1/1/10                                A-              43,200,050
         17,700,000    Ser. Y, 6s, 1/1/12                                                       Aa3             18,715,980
                     Triborough Bridge & Tunnel Auth. Rev. Bonds
         11,100,000    IFB, 6.95s, 1/1/12 (acquired 10/24/97,
                       cost $12,099,176) (RES)                                                  Aa3             11,557,875
         18,850,000    Ser. X, 6 5/8s, 1/1/12                                                   Aa3             20,870,909
         14,000,000    (Convention Ctr.), Ser. E, 6s, 1/1/11                                    A-              14,805,000
         18,000,000  Triborough Bridge & Tunnel Auth. Special
                       Oblig. IFB, 8.463s, 1/1/12 (acquired 7/10/92,
                       cost 18,112,814) (RES)                                                   Aaa             19,237,500
                                                                                                            --------------
                                                                                                             1,472,997,631

Puerto Rico (5.2%)
--------------------------------------------------------------------------------------------------------------------------
                     Comnwlth. of PR, G.O. Bonds
         15,750,000    MBIA, 6 1/2s, 7/1/23                                                     AAA             17,325,000
          3,915,000    FSA, 6 1/2s, 7/1/13                                                      AAA              4,384,800
         11,110,000    FSA, 6 1/2s, 7/1/12                                                      AAA             12,526,525
                     Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          3,000,000    Ser. V, 6 5/8s, 7/1/12                                                   A                3,172,500
          7,000,000    Ser. Z, FSA, 6 1/4s, 7/1/16                                              Aaa              7,542,500
         10,000,000  PR Elec. Pwr. Auth. IFB, MBIA, 10.558s, 7/1/07
                       (acquired 10/30/97, cost $13,157,299) (RES)                              Baa1            12,737,500
         10,315,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. R, 6 1/4s, 7/1/17                     Baa1            10,946,794
         11,350,000  PR Tel. Auth. IFB,7.899s, 1/1/20 (acquired 9/25/92,
                       cost $10,981,125) (RES)                                                  A+              12,414,063
                                                                                                            --------------
                                                                                                                81,049,682
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,533,460,643) (b)                                            $1,558,497,313
--------------------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $1,571,850,924.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(b) The aggregate identified cost on a tax basis is $1,534,796,592, resulting in gross unrealized appreciation and depreciation of $57,671,229 and $33,970,508, respectively, or net unrealized appreciation of $23,700,721.

(RES) Restricted, excluding 144A securities, as to public resale.
      The total market value of restricted securities held at November 30, 1999 was $169,823,997 or 10.8% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1999.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDN's and FRB's are the current interest rates at November 30, 1999.

      The fund had the following industry group concentrations greater than 10% at November 30, 1999 (as a percentage of net assets):

         Transportation              30.6%
         Education                   20.9
         Health care                 10.4

      The fund had the following insurance concentration greater than 10% at November 30, 1999 (as a percentage of net assets):

         MBIA                        17.1%

-------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1999
                                                                    Unrealized
                                     Aggregate Face  Expiration   Appreciation/
                         Total Value      Value      Date        (Depreciation)
-------------------------------------------------------------------------------
Municipal Bond
Index (Long)            $ 5,333,063   $ 5,336,403     Mar-00         $ (3,340)
Municipal Bond
Index (Long)             11,220,000    11,120,249     Dec-99           99,751
-------------------------------------------------------------------------------
                                                                      $96,411
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,533,460,643) (Note 1)                                        $1,558,497,313
-----------------------------------------------------------------------------------------------
Cash                                                                                  1,198,540
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       29,095,687
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  489,662
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          65,407
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,589,346,609

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 3,234,094
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      8,049,772
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            3,464,402
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,047,301
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               17,925
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           30,899
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3,125
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  603,214
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   44,953
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    17,495,685
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,571,850,924

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,572,678,956
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          2,713,116
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (28,674,229)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           25,133,081
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,571,850,924

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,374,039,957 divided by 165,076,386 shares)                                            $8.32
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.32)*                                    $8.73
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($195,618,246 divided by 23,546,850 shares)+                                              $8.31
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($356,182 divided by 42,785 shares)+                                                      $8.32
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,836,539 divided by 220,604 shares)                                                    $8.33
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.33)**                                   $8.61
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1999

Tax exempt interest income:                                                        $100,967,801
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      8,685,061
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,601,075
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       30,034
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         18,374
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 3,025,881
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 1,849,945
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                       628
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    11,406
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  42,603
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 66,727
-----------------------------------------------------------------------------------------------
Legal                                                                                    49,636
-----------------------------------------------------------------------------------------------
Postage                                                                                  89,282
-----------------------------------------------------------------------------------------------
Other                                                                                   288,757
-----------------------------------------------------------------------------------------------
Total expenses                                                                       15,759,484
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (289,301)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         15,470,183
-----------------------------------------------------------------------------------------------
Net investment income                                                                85,497,618
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (2,295,461)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                       3,411,717
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                                  (129,945,929)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (128,829,673)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $ (43,332,055)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended November 30
                                                                                -------------------------------
                                                                                       1999            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   85,497,618  $   89,692,508
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                      1,116,256       7,267,372
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                          (129,945,929)     22,295,841
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     (43,332,055)    119,255,721
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (75,849,480)    (80,596,474)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (9,468,710)     (9,492,244)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                              (2,809)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (107,145)        (99,145)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (14,917,571)    (19,600,027)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (2,141,288)     (2,600,474)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (22,120)        (21,285)
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                  (135,867,274)   (108,670,874)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                       (281,708,452)   (101,824,802)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,853,559,376   1,955,384,178
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $2,713,116 and $2,295,836 respectively)                                $1,571,850,924  $1,853,559,376
---------------------------------------------------------------------------------------------------------------





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                         Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.05            $9.02            $8.91            $8.97            $8.05
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .44              .43              .46              .48              .49
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.65)             .13              .12             (.06)             .92
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.21)             .56              .58              .42             1.41
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.44)            (.43)            (.47)            (.48)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.08)            (.10)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.52)            (.53)            (.47)            (.48)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.32            $9.05            $9.02            $8.91            $8.97
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              (2.42)            6.47             6.69             4.92            17.95
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,374,040       $1,620,108       $1,725,773       $1,873,649       $2,013,022
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                             .83              .83              .79              .81              .78
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.02             4.79             5.19             5.47             5.63
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              13.24            31.55            81.95            59.60            73.85
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) Includes amounts paid through expense offset arrangements (Note 2).





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                         Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.04            $9.00            $8.90            $8.95            $8.02
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .38              .37              .40              .42              .43
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.65)             .14              .11             (.05)             .93
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.27)             .51              .51              .37             1.36
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.38)            (.37)            (.41)            (.42)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.08)            (.10)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.46)            (.47)            (.41)            (.42)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.31            $9.04            $9.00            $8.90            $8.95
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              (3.06)            5.91             5.89             4.35            17.26
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $195,618         $231,057         $227,747         $227,405         $215,614
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.48             1.48             1.44             1.46             1.43
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.37             4.12             4.53             4.81             4.95
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              13.24            31.55            81.95            59.60            73.85
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) Includes amounts paid through expense offset arrangements (Note 2).





Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   For the period
Per-share                                                                                                          July 26, 1999+
operating performance                                                                                                to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $8.61
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     .13
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.29)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.16)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.13)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $8.32
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                  (1.87)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                       $356,182
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                                 .58*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                1.59*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  13.24
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) Includes amounts paid through expense offset arrangements (Note 2).





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                For the period
Per-share                                                                                                       Apr. 10, 1995+
operating performance                                                 Year ended November 30                       to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.05            $9.02            $8.91            $8.97            $8.79
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .41              .41              .43              .45              .26(a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.64)             .13              .12             (.06)             .21
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.23)             .54              .55              .39              .47
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.41)            (.41)            (.44)            (.45)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.08)            (.10)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.49)            (.51)            (.44)            (.45)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.33            $9.05            $9.02            $8.91            $8.97
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              (2.60)            6.15             6.37             4.59             5.44*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $1,837           $2,394           $1,865           $1,266             $588
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.13             1.13             1.09             1.11              .65*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.72             4.47             4.87             5.17             3.30*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              13.24            31.55            81.95            59.60            73.85
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) Includes amounts paid through expense offset arrangements (Note 2).




Notes to financial statements
November 30, 1999

Note 1
Significant accounting policies

Putnam New York Tax Exempt Income Fund, ("the fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax exempt securities.

The fund offers class A, class B, class C and class M shares. The fund began offering class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1999, the fund had a capital loss carryover of approximately $15,745,000, available to offset future net capital gain, if any, which will expire on November 30, 2007.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, unrealized gains and losses on certain futures contracts and unrealized straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1999, the fund reclassified $347,806 to increase undistributed net investment income and $727,654 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $379,848. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fees, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, 0.33% thereafter.

On June 4, 1999, the Trustees approved a management fee schedule that became effective on July 1, 1999, based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the initial tiers mentioned above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1999, fund expenses were reduced by $289,301 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,615 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $66,218 and $369 from the sale of class A and class M shares, respectively and received $366,966 and $210 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $3,396 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $225,971,849 and $370,594,677, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended November 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      8,037,911       $ 69,406,077
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,202,528         54,056,393
-----------------------------------------------------------------------------
                                                14,240,439        123,462,470

Shares
repurchased                                    (28,090,322)      (242,247,284)
-----------------------------------------------------------------------------
Net decrease                                   (13,849,883)     $(118,784,814)
-----------------------------------------------------------------------------


                                                 Year ended November 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,075,882       $ 54,846,447
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,620,568         59,746,462
-----------------------------------------------------------------------------
                                                12,696,450        114,592,909

Shares
repurchased                                    (25,093,936)      (226,291,535)
-----------------------------------------------------------------------------
Net decrease                                   (12,397,486)     $(111,698,626)
-----------------------------------------------------------------------------


                                                 Year ended November 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,296,832       $ 20,161,464
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      882,308          7,680,007
-----------------------------------------------------------------------------
                                                 3,179,140         27,841,471

Shares
repurchased                                     (5,201,015)       (44,927,760)
-----------------------------------------------------------------------------
Net decrease                                    (2,021,875)      $(17,086,289)
-----------------------------------------------------------------------------


                                                 Year ended November 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,362,245        $30,305,679
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      905,213          8,153,712
-----------------------------------------------------------------------------
                                                 4,267,458         38,459,391

Shares
repurchased                                     (3,996,392)       (35,954,621)
-----------------------------------------------------------------------------
Net increase                                       271,066        $ 2,504,770
-----------------------------------------------------------------------------


                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                         to November 30, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         45,038           $378,641
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                          357              2,809
-----------------------------------------------------------------------------
                                                    45,395            381,450

Shares
repurchased                                         (2,610)           (21,951)
-----------------------------------------------------------------------------
Net increase                                        42,785           $359,499
-----------------------------------------------------------------------------


                                                 Year ended November 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         52,379          $ 457,997
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       12,044            104,914
-----------------------------------------------------------------------------
                                                    64,423            562,911

Shares
repurchased                                       (108,190)          (918,581)
-----------------------------------------------------------------------------
Net decrease                                       (43,767)         $(355,670)
-----------------------------------------------------------------------------


                                                 Year ended November 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         70,227           $636,484
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       12,577            113,496
-----------------------------------------------------------------------------
                                                    82,804            749,980

Shares
repurchased                                        (25,163)          (226,998)
-----------------------------------------------------------------------------
Net increase                                        57,641           $522,982
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE
  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW
  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY
  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY
  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminv.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.




The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]**

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.



Fund information

WEB SITE
www.putnaminv.com

INVESTMENT MANAGER
Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site:
www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.





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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

For account balances, economic forecasts, and the latest on Putnam funds, Visit www.putnaminv.com

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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AN051-57701 030/345/681    1/00